EXHIBIT 23.1



            Consent of Independent Public Accountants


  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB/A, into the Company's previously filed Registration Statements File Nos.
33-72516, 333-80151, 333-48087, 333-46646.



                                   /s/Trochiano & Daszkowski LLP
                                   ----------------------------
                                   Trochiano & Daszkowski LLP



Staten Island, New York
November 26, 2002